            SECOND AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT


     DMI FURNITURE, INC., a Delaware corporation (the "Company"), and BANK ONE, INDIANAPOLIS, NATIONAL ASSOCIATION, a national banking association (the "Bank"), parties to an Amended and Restated Credit Agreement dated June 9, 1994, as amended by a First Amendment to Amended and Restated Credit Agreement dated October 11, 1994 (collectively, as amended, the "Original Agreement"), agree to amend the Original Agreement by this Second Amendment to Amended and Restated Credit Agreement (this "Second Amendment") as follows:

     1. DEFINITIONS. Sections 2.y, 2.mm, and 2.pp of the Original Agreement are amended in their entireties, and new Sections 2.wwww, 2,xxxx, 2.yyyy, 2.zzzz, 2.aaaaa and 2.bbbbb are added to the Original Agreement, all to read as follows:

     y. CREDIT DOCUMENT. "Credit Document" means, as the context requires, any of this Agreement, any of the Notes, any of the Letters of Credit, any of the Mortgages, the Assignment, the Security Agreement, the Guaranty Agreement, any of the Reimbursement Agreements and any other instrument or document which evidences or secures the Letters of Credit, the Loans, or any of them or which expresses an agreement as to terms applicable to the Letters of Credit, the Loans, or any of them, and when used in the plural form means any two or more of the Credit Documents, as the context requires.

     mm. LOAN. "Loan" means the Revolving Loan, the Overline Loan, the Term Loan, any Remarketing Reimbursement Loan-1993 Bonds, or any Remarketing Reimbursement Loan-1994 Refunding Bonds, as the context requires, and when used in the plural form refers to all of the Loans or any combination of them, as the context requires.

     pp. NOTE. "Note" means the Revolving Note, the Overline Note, the Term Note, any Remarketing Reimbursement Note-1993 Bonds, or any Remarketing Reimbursement Note-1994 Refunding Bonds, as the context requires, and when used in the plural form refers to all of the Notes or any combination of them, as the context requires.

     wwww. REMARKETING REIMBURSEMENT LOAN-1993 BONDS. "Remarketing Reimbursement Loan-1993 Bonds" is used as defined in Section 4.a(iv).

     xxxx. REMARKETING REIMBURSEMENT LOAN-1994 REFUNDING BONDS. "Remarketing Reimbursement Loan-1994 Refunding Bonds" is used as defined in
            Section 4.b(iv).

     yyyy. REMARKETING REIMBURSEMENT NOTE-1993 BONDS. "Remarketing Reimbursement Note-1993 Bonds" is used as defined in Section 4.a(iv).

     zzzz. REMARKETING REIMBURSEMENT NOTE-1994 REFUNDING BONDS. "Remarketing Reimbursement Note-1994 Refunding Bonds" is used as defined in
            Section 4.b(iv).

     aaaaa. REMARKETING AGENT. "Remarketing Agent" is used as defined in the corresponding Trust Indenture, as the context requires.

     bbbbb. SECOND AMENDMENT.  "Second Amendment" means that agreement entitled
            "Second Amendment to Amended and Restated Credit Agreement" between the Company and the Bank dated January 10, 1995.

All other terms defined in the Original Agreement and used in this Second Amendment shall have their respective meanings stated in the Agreement.

     2. CREDIT ENHANCEMENT LETTERS OF CREDIT. New Sections 4.a(iv) and 4.b(iv) are added to the Original Agreement to read as follows:

     a.     (iv)   REMARKETING REIMBURSEMENT LOAN-1993 BONDS.  At
                   the option of the Company exercised by written notice to the Bank given not less than ten (10) days prior to the expiration of a period of ninety (90) days following a Remarketing Drawing on the 1993 Direct-Pay Letter of Credit
                   (which expiration date is hereafter referred to in this subsection as the "reimbursement due date"), the Bank will make a loan (a "Remarketing Reimbursement Loan-1993 Bonds") to the Company on the reimbursement due date, provided that the 1993 Direct-Pay Letter of Credit as it may have been extended from time to time shall not then have expired or been terminated, and provided further that no Event of Default or Unmatured Event of Default shall have occurred and is then continuing. Each Remarketing Reimbursement Loan-1993
                   Bonds shall be in an amount not in excess of the amount due to the Bank from the Company on the related reimbursement due date on account of the portion of the Remarketing Drawing representing the Principal Amount. The term "Principal
                   Amount" is used in the preceding sentence as that term is defined in the 1993 Direct-Pay Letter of Credit. Proceeds of the Remarketing Reimbursement Loan-1993 Bonds shall be used solely to reimburse the Bank for all or a portion of the Principal Amount of the related Remarketing Drawing for the 1993 Bonds which have not been sold by the Remarketing Agent subsequent to the Remarketing Drawing. Each Remarketing
                   Reimbursement Loan-1993 Bonds shall be represented by the promissory note of the Company (a "Remarketing Reimbursement
                   Note-1993 Bonds"), delivered to the Bank contemporaneously with the making of the Loan, with each such Note substantially in the form of the Term Note, with the following exceptions:

                   (A) no Remarketing Reimbursement Loan-1993 Bonds will be made after the earlier of the expiration or termination of the 1993 Direct-Pay Letter of Credit;

                  (B) the final maturity of each Remarketing Reimbursement Note-1993 Bonds shall be a date which is the earlier of (1) 288 days after the date the Loan evidenced by such Note was made, or (2) the date that the 1993 Direct-Pay Letter of Credit (as it may have been extended from time to time in the Bank's sole discretion) expires or is terminated;

                   (C) each Remarketing Reimbursement Note-1993 Bonds shall bear interest prior to maturity at a per annum rate equal to the



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



                          Prime Rate plus one and one-half percent (1-1/2%) and after maturity at a per annum rate equal to the Prime Rate plus three and one-half percent (3-1/2%) per annum;

                   (D) all accrued interest on the outstanding principal balance of the Remarketing Reimbursement Loan-1993 Bonds is due and payable prior to maturity on the last Banking Day of each calendar month, and after maturity, all interest is due and payable as accrued and without demand; and

                   (E) the principal of each Remarketing Reimbursement Note-1993 Bonds shall be payable prior to maturity on the same dates as the scheduled principal payments under the 1993 Bonds purchased with the related Remarketing Drawing would have become due and payable, and the principal amount payable on each such date shall be equal to the principal payments scheduled to have been paid on the same date on the 1993 Bonds redeemed with the related Remarketing Drawing.

     b.     (iv)   REMARKETING REIMBURSEMENT LOAN-1994 REFUNDING Bonds.  At the
                   option of the Company exercised by written notice to the Bank given not less than ten (10) days prior to the expiration of a period of ninety (90) days following a Remarketing Drawing on the 1994 Refunding Direct-Pay Letter of Credit (which expiration date is hereafter referred to in this subsection as the "reimbursement due date"), the Bank will make a loan
                   (a "Remarketing Reimbursement Loan-1994 Refunding Bonds") to the Company on the reimbursement due date, provided that the 1994 Refunding Direct-Pay Letter of Credit as it may have been extended from time to time shall not then have expired or been terminated, and provided further that no Event of Default or Unmatured Event of Default shall have occurred and is then continuing. Each Remarketing Reimbursement Loan-1994
                   Refunding Bonds shall be in an amount not in excess of the amount due to the Bank from the Company on the related reimbursement due date on account of the portion of the Remarketing Drawing representing the Principal Amount. The term "Principal Amount" is used in the preceding sentence as that term is defined in the 1994 Refunding Direct-Pay Letter of Credit. Proceeds of the Remarketing Reimbursement
                   Loan-1994 Refunding Bonds shall be used solely to reimburse the Bank for all or a portion of the Principal Amount of the related Remarketing Drawing for the 1994 Refunding Bonds which have not been sold by the Remarketing Agent subsequent to the Remarketing Drawing. Each Remarketing Reimbursement
                   Loan-1994 Refunding Bonds shall be represented by the promissory note of the Company (a "Remarketing Reimbursement
                   Note-1994 Refunding Bonds"), delivered to the Bank contemporaneously with the making of the Loan, with each such Note substantially in the form of the Term Note, with the following exceptions:

                   (A) no Remarketing Reimbursement Loan-1994 Refunding Bonds will be made after the earlier of the expiration or termination of the 1994 Refunding Direct-Pay Letter of Credit;

                   (B) the final maturity of each Remarketing Reimbursement Note-1994 Refunding Bonds is a date which is the earlier of (1) 288 days after the date the Loan evidenced by such Note was made, or (2) the date that the 1994 Refunding Direct-Pay Letter of Credit (as it may have been extended from time to time in the Bank's sole discretion) expired or is terminated;

                   (C) each Remarketing Reimbursement Note-1994 Refunding Bonds shall bear interest prior to maturity at a per annum rate equal to the Prime Rate plus one and one-half percent (1-1/2%) and after maturity at a per annum rate equal to the Prime Rate plus three and one-half percent (3-1/2%) per annum;

                   (D) all accrued interest on the outstanding principal balance of the Remarketing Reimbursement Loan-1994 Refunding Bonds is due and payable prior to maturity on the last Banking Day of each calendar month, and after maturity, all interest is due and payable as accrued and without demand; and

                   (E) the principal of each Remarketing Reimbursement Note-1994 Refunding Bonds shall be payable prior to maturity on the same dates as the scheduled principal payments under the 1994 Refunding Bonds purchased with the related Remarketing Drawing would have become due and payable, and the principal amount payable on each such date shall be equal to the principal payments scheduled to have been paid on the same date on the 1994 Refunding Bonds redeemed with the related Remarketing Drawing.

     3. REPRESENTATIONS AND WARRANTIES. To induce the Bank to enter into this Second Amendment, the Company affirms that the representations and warranties contained in the Original Agreement are correct as of the date of this Second Amendment, except that (i) they shall be deemed also to refer to this Second Amendment, as well as all documents named herein, and (ii) Section 5.d shall be deemed also to refer to the most recent audited and unaudited financial statements of the Company furnished to the Bank.

     4. EVENTS OF DEFAULT. The Company certifies that no Event of Default or Unmatured Event of Default under the Original Agreement, as amended by this Second Amendment, has occurred and is continuing as of the date of this Second Amendment.

     5. CLOSING DOCUMENTS. As conditions precedent to the effectiveness of this Second Amendment, the Bank shall first receive the following contemporaneously with the execution and delivery of this Second Amendment, each duly executed, dated and in form and substance satisfactory to the Bank:

     A. A certified copy of the resolutions of the Board of Directors of the Company, authorizing the execution, performance and delivery of this Second Amendment; and

     B.     Such other documents as are reasonably required by the Bank.

     6. EFFECT OF SECOND AMENDMENT. Except as amended in this Second Amendment, all of the terms and conditions of the Original Agreement shall continue unchanged and in full force and effect together with this Second Amendment.

     IN WITNESS WHEREOF, the Company and the Bank, by their respective duly authorized officers, have executed and delivered in Indiana this Second Amendment to Amended and Restated Credit Agreement on this 10th day of January, 1995.

                                           DMI FURNITURE, INC.


                                           By: /s/ Joseph G. Hill
                                               --------------------------------
                                               Joseph G. Hill, Chief Financial
                                               Officer


                                           BANK ONE, INDIANAPOLIS, NA
Attest:

/s/ William D. Verbor                      By: /s/ Steven J. Leibold
---------------------------------              --------------------------------
    Vice President                             Steven J. Leibold, Vice President
---------------------------------
(printed name and title)





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